UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2010

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

California	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 1000, Los Angeles, California		90017
(Zip Code)

Registrant’s telephone number, including area code:		(213) 689-8631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by CyberDefender Corporation, a Californian corporation (the “Registrant”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial conditions, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.02	Results of Operations and Financial Condition.

On March 15, 2010, CyberDefender Corporation issued a press release that summarized results of operations and financial condition for the quarter and year ended December 31, 2009, and announced that it will host a conference call on March 15, 2009 at 1:30 pm Pacific/4:30 pm ET to discuss the fourth quarter and year end results.

 A copy of this press release is attached as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

On the conference call referenced above, CyberDefender announced that it had executed a non-binding term sheet with GR Match, LLC, a division of Guthy Renker, for a strategic investment of $5 million into CyberDefender.  The investment is to be in the form of a 9% convertible promissory note due 24 months from issuance, provided that the note shall not be convertible during the first 180 days after its issuance.  If the note is not repaid within the first 180 days, then it would become convertible into common stock at $3.50 per share.  CyberDefender would have the right to prepay the note without penalty during the first 180 days.  CyberDefender anticipates closing the transaction before March 31, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1
           Press release dated March 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2010	CYBERDEFENDER CORPORATION

	By:	/s/ Kevin Harris
Kevin Harris
Chief Financial Officer